Exhibit 32.2

                                  CERTIFICATION
                                  -------------

          Certification required by Rule 13a-14(b) and Section 1350 of
                Chapter 63 of Title 18 of the United States Code

In connection with the report of Vasogen Inc. (the "Company") on the Form 40-F for the fiscal year ending November 30, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Paul J. Van Damme , Vice President, Finance and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


/s/ Paul J. Van Damme
--------------------------------------------------
Paul J. Van Damme
Vice President, Finance and Chief Financial Officer (Principal
Financial Officer),
Vasogen Inc.

February 21, 2006